July 2, 1997


             THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

              Supplement to Statement of Additional Information
                              dated May 1, 1997


     The following information amends the information contained in the section of the Fund's Statement of Additional Information entitled "Investment Advisory Agreements - Amended and Restated Sub Investment Advisory Agreement."

     Stephon Jackson has resigned from NCM Capital Management Group, Inc. He is being replaced by Clifford Mpare, Jr. as one of the Fund's Portfolio Managers.